UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 15, 2010

SONIC SOLUTIONS
(Exact name of registrant as specified in its charter)

California	23190	93-0925818
(State or other jurisdiction of organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

7250 Redwood Blvd., Suite 300, Novato, CA	94945
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(415) 893-8000

101 Rowland Way, Suite 110, Novato, CA	94945
(Former Name or Former Address, if Changed Since Last Report)	(Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                      Regulation FD Disclosure

On June 15, 2010, Sonic Solutions and DivX Inc. each filed notification and report forms under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), with the U.S. Department of Justice and the U.S. Federal Trade Commission with respect to the proposed merger between the two companies announced on June 2, 2010.  At 11:59 PM on July 15, 2010, the waiting period under the HSR Act expired.

Additional Information About the Proposed Merger  and Where You Can Find It

This Form 8-K is not a solicitation of a proxy, an offer to purchase nor a solicitation of an offer to sell shares of Sonic Solutions, and it is not a substitute for any prospectus, proxy statement or other filings that may be made with the Securities and Exchange Commission (the “SEC”) with respect to the proposed merger.  On July 13, 2010, Sonic Solutions filed a registration statement on Form S-4 containing a preliminary prospectus and joint proxy statement (the “preliminary joint proxy statement/prospectus”) with the SEC.  When such registration statement is declared effective by the SEC, investors will be urged to thoroughly review and consider the final joint proxy statement/prospectus and any other documents filed with the SEC as they will contain important information. Any such documents, once filed, will be available free of charge at the SEC's website (www.sec.gov).

Sonic Solutions, DivX and their respective directors, executive officers and other members of their management may be deemed to be soliciting proxies from stockholders of Sonic Solutions or Divx in favor of the merger.  Investors and stockholders may obtain more detailed information regarding the direct and indirect interests in the merger of persons who may, under the rules of the SEC, be considered participants in the solicitation of these stockholders in connection with the merger by reading the preliminary and definitive joint proxy statement/prospectus regarding the merger, when filed with the SEC. Information about the directors and executive officers of Sonic Solutions may currently be found in the preliminary joint proxy statement/prospectus.  Information about the directors and executive officers of DivX may be found in its definitive proxy statement filed with the SEC on April 20, 2010. These documents will be available free of charge once available at the SEC's web site at www.sec.gov or by directing a request to either Sonic Solutions or DivX.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 20, 2010

SONIC SOLUTIONS

By:	/s/ Paul F. Norris
Name:	Paul F. Norris
Title:	Executive Vice President, Chief Financial Officer and General Counsel (Principal Financial Officer)